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                                  NO. 98-04500

THE STATE OF TEXAS,                  )            IN THE DISTRICT COURT OF
             Plaintiff               )
                                     )
VS.                                  )            TRAVIS COUNTY TEXAS
                                     )
PROFESSIONAL BENEFITS                )
INSURANCE COMPANY,                   )
             Defendant               )            201ST JUDICIAL DISTRICT


                             PERMANENT INJUNCTION,
                    AND ORDER APPOINTING PERMANENT RECEIVER

     On this day came to be considered the above-referenced cause for a PERMANENT INJUNCTION, AND ORDER APPOINTING PERMANENT RECEIVER as filed by the State of Texas. The State of Texas appeared by and through its Attorney General, Dan Morales. After due notice of hearing, PROFESSIONAL BENEFITS INSURANCE COMPANY, Houston, Texas, (hereinafter sometimes referred to as "DEFENDANT") did not appear, though properly served and cited to appear.

     The Application requests that a Permanent Injunction be issued against DEFENDANT, its affiliates, and those acting in concert with it or in its behalf, and that the Commissioner of Insurance of the State of Texas be appointed as Permanent Receiver for DEFENDANT.

                                       I.

                                    FINDINGS

1.   The Court finds that it has jurisdiction of the parties and of the subject matter herein, and the Court, after considering the Plaintiff's verified claim, is of the opinion and finds that this Court has jurisdiction over DEFENDANT, that the law and the facts are what the Plaintiff has alleged in its duly verified claim and that Plaintiff is entitled to a PERMANENT INJUNCTION AND ORDER APPOINTING PERMANENT RECEIVER as granted herein.
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2.   The Court finds that the Plaintiff, through its Attorney General, Dan
     Morales, under the authority granted to him by the Constitution and laws of this State, and also at the request of the Commissioner of Insurance of the State of Texas, has a probable right and probably will prevail upon final hearing of this action and without the issuance of this Permanent Injunctive relief, the Plaintiff will probably suffer irreparable injury as set forth herein. There is no adequate remedy at law.

3. The Court finds that DEFENDANT is insolvent and in a hazardous financial condition and is not in compliance with TEX. INS. CODE ANN. arts.
     1.10 Sections 5, and 3.02 (Vernon Supp. 1997). The Court further finds that the continued operation of DEFENDANT will be hazardous to its insureds and creditors, and that unless permanently enjoined, it will continue to operate in violation of the laws of this State and that it will continue to create debts and obligations and to deplete the assets of DEFENDANT, all contrary to the best interests of its policyholders, creditors and the general public and that by reason of these premises, immediate and irreparable injury, loss and damage will result to the policyholders and creditors.

4. The Court further finds that unless DEFENDANT is permanently enjoined, that assets of DEFENDANT may be subjected to claims or illegal preferences, to the immediate and irreparable injury of its policyholders and creditors.

5. Because of the foregoing, the Court finds that there exists an imperative and immediate necessity to enjoin DEFENDANT from conducting any business of DEFENDANT as enjoined herein and to appoint the Commissioner of Insurance of the State of Texas as Permanent Receiver of the affairs of DEFENDANT in order to manage, maintain, and preserve the affairs of DEFENDANT during the pendency of these proceedings and to wind-up and liquidate the property and business of DEFENDANT.

6. The Court further finds that the Permanent Receiver is vested by operation of law with title to all property and assets of DEFENDANT, and that the Permanent Receiver



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ORDER APPOINTING PERMANENT RECEIVER
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       succeeds to all rights of DEFENDANT, including, but not limited to, the rights of DEFENDANT as a customer of any financial institutions.

7. The Court further finds that DEFENDANT was duly and properly served and notified of this hearing.

                                       II

                             PERMANENT INJUNCTION

       It is ORDERED that the Clerk of this Court shall issue a Permanent Injunction against the following named persons and entities with the following force and effect:

1.     Injunction Against Defendant and Those Related to it

          TO: PROFESSIONAL BENEFITS INSURANCE COMPANY, ITS DIRECTORS AND FORMER DIRECTORS (INCLUDING, BUT NOT LIMITED TO, JAMES O. HENRY, JR., D.D.S., ROBERT W. LITTLE, D.D.S., WILLIAM L. GLENN, JR., D.D.S., AND HOBERT P. LUNDBLADE, D.D.S.); ITS OFFICERS AND FORMER OFFICERS, (INCLUDING, BUT NOT LIMITED TO, JERRY CAMPBELL, VICE PRESIDENT, ROBERT W. LITTLE, TREASURER, WILLIAM L. GLENN, JR., SECRETARY, JERRY RAY, JAMES O. HENRY, JR., BARHAM RHODES AND TAMMY SKAINS); ITS OFFICERS AND FORMER OFFICERS (INCLUDING, BUT NOT LIMITED TO, ATTORNEYS; ACCOUNTANTS; MANAGERS; SUBSIDIARIES; MANAGING GENERAL AGENTS; REPRESENTATIVES; LOCAL RECORDING AGENTS; EMPLOYEES OR SERVANTS; STOCKHOLDERS; THIRD PARTY ADMINISTRATORS; ADJUSTERS; MEMBERS; TRUSTEES; POLICYHOLDERS; ASSOCIATES; AND THOSE ACTING IN CONCERT WITH THEM):

       YOU AND EACH OF YOU ARE HEREBY DIRECTED AGAINST:

1.(a) Doing, operating, and conducting the insurance business of DEFENDANT, or any other business of DEFENDANT, under any charter, certificate of authority, license, permit, power or privilege belonging to or heretofore issued by or to DEFENDANT, or exercising any direction, control, or influence over said business of DEFENDANT;

1.(b) Wasting, disposing of, using, transferring, selling, assigning, canceling, hypothecating, withdrawing, or allowing to be withdrawn, or concealing, in any manner, any books,



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       records, money, accounts, stocks, bonds, assets, notes, equipment, funds, accounts receivable, policies of insurance or other property of DEFENDANT, whether real, personal or mixed, of any kind or nature, wherever situated, all of which property is hereby placed in custodia legis, and title to such property is vested in the Receiver. Such property includes any claims or causes of action, owned by, belonging to, in the possession of, or claimed by DEFENDANT, that it might have against any person, firm, association or corporation, all of which property is hereby placed in custodia legis, and title to such property is vested in the Receiver;

1.(c) Disposing of any account, debt, deposit, share account, trust account, or any other asset, you may own, owe to, or hold for the benefit of DEFENDANT, or any account held individually, jointly or severally for DEFENDANT, whether such account, debt, deposit, share account, trust account, or any other asset owned or held in the name of or for the benefit of DEFENDANT, or under any other name, all of which property is hereby placed in custodia legis, and title to such property is vested in the Receiver;

 1.(d) Removing from the jurisdiction of this Court, or from the place of business of DEFENDANT, any office equipment, furniture, fixtures, books, records or other property, of any kind or nature, whether real or personal, wherever located, including, but not limited to, that which has been acquired, purchased or paid for by DEFENDANT, all of which property is hereby placed in custodia legis, and title to such property is vested in the Receiver;

1.(e)  Doing anything, directly or indirectly, to prevent the Permanent
       Receiver or his designees from gaining access to, acquiring, examining or investigating any books, documents, records or other materials concerning DEFENDANT or its affairs and property under whatever name they may be found. Such documentary material includes, but is not limited to, records and property held by banks, savings and loan associations, trust companies, credit unions or any other entity or depository institution;


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1.(f)    Interfering, in any way, with the lawful acts of the Court's Permanent
         Receiver or his designees, or with these proceedings, and from commencing or prosecuting any action or appeal, including but not limited to, arbitration including administrative proceedings, or from obtaining any preference, judgment, attachment, garnishment, or other lien, or the making of any levy against DEFENDANT, its assets or any part thereof, and from asserting any claims against DEFENDANT, or against the Permanent Receiver thereof, except by doing so in the receivership proceedings herein; and,

1.(g) Interfering with any effort to determine the nature, amount and location of any and all assets, books and/or records in any way connected with the business of DEFENDANT.

         YOU AND EACH OF YOU ARE FURTHER SPECIFICALLY ORDERED to make available and disclose to the Permanent Receiver or his designees the nature, amount, and location of any and all assets, property, and books and/or records of DEFENDANT, and you are further ordered to immediately surrender all such assets, property and books and/or records of DEFENDANT to the Permanent Receiver or his agents.

2.       Injunctions Against Financial Institutions

                  TO: ANY AND ALL BANKS (INCLUDING, BUT NOT LIMITED TO, COMPASS BANK, HOUSTON, TEXAS, ACCOUNT NUMBERS 713-5149-1, 713-5150-5, 713-5152-1, TEXAS COMMERCE BANK-CHASE, HOUSTON, TEXAS, ACCOUNT NUMBERS 017-00037275, 017-00037549, 017-00037531,
                  INTERSTATE/JOHNSON LANE, ATLANTA, GEORGIA, MONEY MARKET ACCOUNT NUMBER 520-00371-77F; SAVINGS AND LOAN ASSOCIATIONS; TRUST COMPANIES; CREDIT UNIONS; WELFARE TRUSTS; OR ANY OTHER FINANCIAL OR DEPOSITORY INSTITUTIONS; YOU AND EACH OF YOU ARE HEREBY DIRECTED AGAINST:

2.(a) Disposing of, converting, dissipating, using, releasing, transferring, withdrawing, selling, assigning, canceling, hypothecating, allowing to be withdrawn, or concealing, in any


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       manner, any property or assets of DEFENDANT, whether real, personal, or mixed, and wherever located, or from disposing of any account, stock, bonds, assets, debt, deposit, share account, funds, notes, trust account, or any other asset that you may own, owe to or hold in the name of or for the benefit of DEFENDANT, or any account, debt, share account, trust account, or any other asset, whether owned or held individually, jointly or severally for DEFENDANT, all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

2.(b) Transacting the business of DEFENDANT in any manner except through the authority of the Permanent Receiver or his designees;

2.(c) Interfering, in any way, with the lawful acts of the Court's Permanent Receiver or his designees, or with these proceedings, and from commencing or prosecuting any action or appeal, including, but not limited to, arbitration, administrative proceeding, or from obtaining any preference, judgment, attachment, garnishment, or other lien, or the making of any levy against DEFENDANT, its assets or any part thereof, and from asserting any claims against DEFENDANT or against the Permanent Receiver thereof, whether against or through DEFENDANT'S policyholders, except by doing so in the receivership proceedings herein or pursuant to the specific instructions of the Permanent Receiver or his designees; and

2.(d) Doing anything, directly or indirectly, to prevent the Permanent Receiver or his designees from gaining access to, acquiring, examining, or investigating any books, documents or records concerning DEFENDANT, its affairs or assets, regardless of the name under which such assets, documents, or records may be filed or wherever such books, documents or records may be found. Such books, documents and records include, but are not limited to, records of banks, savings and loan associations, trust companies, or any other persons, firms, corporations, associations, depositories, or other legal entities, as well as bank accounts, or any other assets into which have been transferred, deposited or placed, funds or other assets belonging to or payable to DEFENDANT, or to which

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       DEFENDANT may have claim or title regardless of under what name such bank accounts, debts, deposits, share accounts, safe deposit boxes, trust accounts or other assets are held except that you shall, on demand of the Permanent Receiver and/or his designees, make available all of the property and assets to them.

       YOU AND EACH OF YOU ARE FURTHER SPECIFICALLY ORDERED to make available and disclose to the Permanent Receiver or his designees the nature, amount, and location of any and all assets, property, and books and/or records of DEFENDANT, and you are further ordered to immediately surrender all such assets, property and books and/or records of DEFENDANT to the Permanent Receiver or his agents. This Court further specifically finds and orders that the Permanent Receiver is vested by operation of law with title to the rights of DEFENDANT as the customer of any financial institution.


3.     Injunction Against All Other Parties

              TO: ANY AND ALL OTHER PERSONS, ASSOCIATIONS, CORPORATIONS, OR ANY OTHER LEGAL ENTITIES INCLUDING, BUT NOT LIMITED TO, THE UNITED STATES POSTMASTER, POLICYHOLDERS, CLAIMANTS, AND ATTORNEYS ASSERTING CLAIMS AGAINST PROFESSIONAL BENEFITS INSURANCE COMPANY OR ITS INSUREDS:

       YOU AND EACH OF YOU ARE HEREBY DIRECTED AGAINST:

3.(a) Disposing of, using, releasing, transferring, selling, withdrawing, allowing to be withdrawn, assigning, canceling, hypothecating, or concealing, in any manner, or in any way, any property of DEFENDANT, including, but not limited to, any books, records, equipment, money, accounts receivable, stocks, bonds, assets, policies of insurance, notes, and funds of DEFENDANT, whether such property is real, personal, or mixed, of any kind, or nature, wherever located, all of which property is hereby placed in custodia legis, and title to such property is vested in the Receiver;


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ORDER APPOINTING PERMANENT RECEIVER
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3.(b)  Disposing of any account, debt, deposit, share account, trust account, or any other property you may own, owe to, or hold for the benefit of DEFENDANT, or any account held individually, jointly, or severally for DEFENDANT, whether such account, debt, deposit, share account, trust account, or any other asset is owned, or held for DEFENDANT, in the name of, or for the benefit of DEFENDANT, or under any other name, all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

3.(c) Doing anything, directly or indirectly, to prevent the Permanent Receiver or his designees from gaining access to, acquiring, examining or investigating any books, documents, records or other material concerning DEFENDANT or its affairs and property under whatever name they may be found. Such documentary material shall include, but is not limited to, records and property held by banks, savings and loan associations, trust companies, credit unions or any other entity or depository institution, as well as any bank accounts, or any other assets into which have been transferred, deposited, and/or placed funds, or other assets belonging to or payable to DEFENDANT, or to which DEFENDANT may have claim or title regardless of under whose name such accounts, debts, deposits, share accounts, safe deposit boxes, trust accounts, or other assets are held;

3.(d) Interfering, in any way, with these proceedings or the lawful acts of the Permanent Receiver or his designees, and from commencing, or prosecuting any action or appeal or arbitration, including administrative proceedings or obtaining any preference, judgment, attachment, garnishment, or other lien, or from the making of any levy against DEFENDANT, or against its property, or any part thereof, except by doing so in the receivership proceedings herein, and from asserting any claims against DEFENDANT, or against the Permanent Receiver thereof, whether against or through DEFENDANT's policyholders, except in the receivership proceedings herein; and,

3.(e)  Transacting any business of DEFENDANT in any manner whatsoever.


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ORDER APPOINTING PERMANENT RECEIVER
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     YOU AND EACH OF YOU are further specifically ORDERED to make available and disclose to the Permanent Receiver or his designees the nature, amount, and location of any and all of the property of DEFENDANT, including, but not limited to, any of the property listed in subparagraphs 3(a), 3(b) and 3(c) above, and to immediately surrender all such property to the Permanent Receiver or his designees.

                                      III.

                      APPOINTMENT OF A PERMANENT RECEIVER

     It is further ORDERED, ADJUDGED, and DECREED that the Commissioner of Insurance of the State of Texas, P.O. Box 149104, Austin, Texas 78714-9104, be and is hereby appointed as Permanent Receiver of DEFENDANT, and is granted the following duties and powers:

1. The Permanent Receiver is authorized and directed to secure and to take control and possession of all property, books, records, assets and other items in the possession of or belonging to DEFENDANT as previously described herein, of whatsoever nature and wheresoever located, including, but not limited to, any statutory or special deposits made by or for DEFENDANT with any officer or agency of any state or the federal government, banks, savings and loan associations, and other depositories; and any and all bank deposits, collateral or the contents of any safe deposit boxes in the name of or belonging to DEFENDANT;

2. The Permanent Receiver and his designees are hereby granted and given all powers and authority under any and all statutes and under the common law of this State authorizing the appointment of a receiver, and particularly all of the powers and authority granted in TEX. INS. CODE ANN. art. 21.28 et seq. and TEX. CIV. PRAC. & REM. CODE ANN. Section 64.001 et seq., and, as representative of DEFENDANT, its policyholders, claimants and creditors, see art. 21.28 (2)e to liquidate, rehabilitate, reinsure, reorganize, conserve, protect, preserve, and recover any assets, books, records, papers, property and other

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ORDER APPOINTING PERMANENT RECEIVER
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     items of DEFENDANT, including claims or causes of action belonging to or that may have been asserted by DEFENDANT;

3. The Permanent Receiver appointed herein and his designees are authorized and directed to reinsure, cancel contracts, reorganize, rehabilitate, and conserve the affairs of DEFENDANT in this State, as the case may be;

4. The Permanent Receiver appointed herein and his designees are further authorized and directed to file, prosecute and defend or settle any suit or suits heretofore filed or which may hereafter be filed, by or against DEFENDANT, deemed by said Permanent Receiver to be necessary to protect any of the interested parties or any property affected thereby, and to preserve the value of all property and assets of DEFENDANT for the benefit of the receivership estate and its insureds;

5. Pursuant to TEX. INS. CODE ANN. art. 21.28, the Permanent Receiver appointed herein and his designees are empowered to conduct the business of DEFENDANT, to administer the business and operations of DEFENDANT, and to employ and pay or compensate any of legal counsel, accountants, third party administrators, clerks, and such assistants as they deem necessary, and to authorize the payment of and to pay the administrative expenses of the receivership estate out of the funds or assets of DEFENDANT in the possession of the Permanent Receiver or coming into his possession;

6. It is ORDERED that the Permanent Receiver and his designees are authorized to supervise, suspend, terminate, exclude, or dismiss any one or all of the agents, managing general agents, employees, officers, and/or directors of DEFENDANT, and to retain such necessary employees and agents, and to pay their salaries and reasonable and necessary fees and expenses out of the funds or assets of DEFENDANT which are in the possession of the Permanent Receiver or coming into his possession. Such payments will be made as the Permanent Receiver deems to be necessary in the enforcement of his duties;


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7.   It is ORDERED that the Permanent Receiver and his designees are authorized to take possession of and to remove from the premises of the DEFENDANT all books, records, assets, equipment and any other items which relate to, or are connected with, the business of DEFENDANT and which belong to, or are in the possession of, DEFENDANT;

8. The Permanent Receiver appointed herein and his designees are authorized to receive, collect, control, open and review all mail addressed in any manner to DEFENDANT, arriving at the address of DEFENDANT, or intended for DEFENDANT;

9. The Permanent Receiver appointed herein and his designees shall be authorized to control and secure all property, books, records, assets and other items of DEFENDANT, in any manner, as he believes is necessary and appropriate, in his sole discretion;

10. The Permanent Receiver appointed herein and his designees are authorized to exclude any and all persons from the premises of any property owned or leased by DEFENDANT, who is interfering with the Permanent Receiver and his designees in conducting their business, or for any other reason, at the Permanent Receiver's and his designees' sole discretion.

     The Court does not require the Commissioner of Insurance to file a bond as permitted by TEX. INS. CODE ANN. art. 21.28 Section 2(d). The Commissioner of Insurance has already filed an oath that he will faithfully perform the duties of the Receiver in this cause, and the oath being filed, the Permanent Receiver is fully qualified and empowered to take charge of all the assets and other properties of DEFENDANT in the manner provided herein and to function as Permanent Receiver immediately upon the entry of this Order.

     IT IS FURTHER ORDERED that this Order directing the Permanent Receiver to take possession and control of the affairs and assets of DEFENDANT shall continue in full force and effect until further Order of this Court. This Order shall also continue in full force and effect if and when a successor is appointed to be the Commissioner of Insurance, and the new Commissioner of Insurance shall automatically become the Permanent Receiver.


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ORDER APPOINTING PERMANENT RECEIVER
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     IT IS FURTHER ORDERED that the Permanent Receiver shall report to the
Court as required by TEX. INS. CODE art. 21.28.


                                      IV.

                                  OTHER ORDERS

     It is further ORDERED, ADJUDGED and DECREED that anyone over the age of 18 who is not a party to nor interested in the outcome of this suit may serve all citations, writs and notices in this cause.

     No bond being required by the State of Texas, this Permanent Injunction shall issue and become effective immediately, and the Commissioner of Insurance, as Permanent Receiver, shall carry out his duties in accordance with the terms of this Order.

     It is further ORDERED that the State of Texas and the Attorney General of Texas shall submit their claims for reasonable attorneys' fees and court costs to the Permanent Receiver pursuant to TEX. CIV. PRAC. & REM. CODE ANN. Section
66.003 and TEX. GOV'T CODE Section 402.006 such claims shall be subject to the provisions of TEX. INS. CODE ANN. art. 21.28, Sections 3 and 8.

     It is further ORDERED that the Permanent Receiver shall receive, and take possession of, all assets of DEFENDANT on deposit with any state or federal agency.

     It is further ORDERED that the Permanent Receiver and his designees are authorized to negotiate and enter into one or more contracts to sell the charter and any related rights of DEFENDANT, on terms acceptable to him in his sound discretion, and to consummate such sale(s) upon and subject to the approval of this Court pursuant to hearing in this receivership case and of the Texas Department of Insurance, with this Court further retaining jurisdiction to determine all rights, titles, liens, and interests in such charter(s) and related rights and likewise in any proceeds of sale(s).

     It is further ORDERED by the Court that the Receiver provide the Texas Life, Accident, Health and Hospital Insurance Service Guaranty Association access to all books, documents,


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     records, or other materials necessary for the processing and payment of claims for which it is statutorily responsible.

          All of the foregoing is subject to further orders of this Court.

          SIGNED at Austin, Travis County, Texas, on this the 23 day of June 1998 at 1:18 o'clock p.m.


                                          /s/ Illegible
                                   -----------------------------
                                          JUDGE PRESIDING


PROPER NOTICE GIVEN.
ACKNOWLEDGMENT OF NOTICE AND WAIVER
OF OBJECTION PRESENTED.
HEARING HELD
RECOMMENDED
SIGNED ON 23RD DAY OF JUNE, 1998
         /s/ Tom Collins
----------------------------------------
TOM COLLINS, RECEIVERSHIP SPECIAL MASTER


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ORDER APPOINTING PERMANENT RECEIVER
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